Exhibit 10.8

REGISTRATION RIGHTS AGREEMENT
NOVEMBER 30, 2015
Among CSRA INC. DR. ERNST VOLGENAU EVSH LLC PROVIDENCE EQUITY PARTNERS VI LP PROVIDENCE EQUITY PARTNERS VI-A LP and THE PERSONS LISTED ON SCHEDULE A HERETO

CONTENTS
Clause    Page

1.	Definitions 1

2.	Registrations 4

3.	Restrictions on Registrations 6

4.	Piggyback Registrations 7

5.	Registration and Coordination Generally 8

6.	Indemnification 13

7.	Miscellaneous 16

Exhibit 10.8

REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this "Agreement"), dated as of November 30, 2015, by and among:

(1)	CSRA Inc. (together with its successors and permitted assigns, "CSRA");

(2)	Dr. Ernst Volgenau and EVSH LLC (collectively, “Volgenau”);
(3)    the Persons listed on Schedule A hereto (collectively, “SRA Stockholders”); and

(3)	Providence Equity Partners VI LP and Providence Equity Partners VI-A LP (collectively, "Providence" and collectively with SRA Stockholders and Volgenau, the “Stockholders”).
Unless otherwise noted herein, capitalized terms used herein shall have the meanings set forth in Article 1.
RECITALS:
WHEREAS,
CSRA, Volgenau and Providence are parties to that certain Agreement and Plan of Merger, dated as of August 31, 2015 (the "Merger Agreement"), pursuant to which the Stockholders will receive as consideration shares of common stock of CSRA, $0.001 par value per share ("CSRA Common Stock").
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
AGREEMENT

1.	DEFINITIONS

1.1	Definitions
"Affiliate" of any particular Person shall mean any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.
“Agreement” shall have the meaning set forth in the preamble.
“Amendment” shall have the meaning set forth in Section 7.5.
“Blackout Period” shall mean a Close Period or a Discretionary Blackout Period.
"Business Day" shall mean any day, other than a Saturday, Sunday or one on which banks are authorized by Law to close in New York, New York.
“Close Period” shall mean the period after the end of a fiscal quarter and prior to the first public announcement of the results for such fiscal quarter during which CSRA is in possession of material non-

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public information regarding the results of operations for such fiscal quarter, which during 2016 the parties agree shall consist of (A) January 8, 2016 to February 9, 2016 inclusive, (B) April 11, 2016 to May 19, 2016 inclusive, (C) July 4, 2016 to August 11, 2016 inclusive and (D) October 3, 2016 to November 10, 2016 inclusive, or in each case, (a) such earlier date that CSRA discloses the corresponding financial results publicly or (b) such shorter period as CSRA determines it may require.
"Closing Date" shall have the meaning set forth in the Merger Agreement.
“CSRA” shall have the meaning set forth in the preamble.
“CSRA Common Stock” shall have the meaning set forth in the recitals.
“CSRA Indemnitees” shall have the meaning set forth in Section 6.2.
“Discretionary Blackout Period” means in the event that: (a) the SEC issues a stop order suspending the effectiveness of any registration statement with respect to Stockholder Registrable Securities or the initiation of proceedings with respect to such registration statement under Section 8(d) or 8(e) of the Securities Act or (b) CSRA determines in good faith that the registration or sale of Registrable Securities would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of CSRA or any material transaction under consideration by CSRA or would require disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect CSRA, a period of up to 15 days in a 180 day period.
"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force.
"FINRA" shall mean the Financial Industry Regulatory Authority (or any successor thereto).
“Form S-1 Shelf” shall have the meaning set forth in Section 2.1.
“Form S-3 Shelf” shall have the meaning set forth in Section 2.1.
"Free Writing Prospectus" shall mean a free-writing prospectus, as defined in Rule 405.
“Management Registrable Securities” shall mean all shares of CSRA Common Stock issued to the SRA Stockholders (other than Providence and Volgenau) pursuant to the Merger Agreement; provided that such shares will continue to be Management Registrable Securities in the hands of any Permitted Transferee thereof, and such shares will cease to be Management Registrable Securities: (i) when they have been effectively registered or qualified for sale by prospectus filed under the Securities Act and disposed of in accordance with the registration statement covering them or (ii) when they have been sold to the public in accordance with Securities Act Rule 144 or other exemption from registration under the Securities Act.
“Merger Agreement” shall have the meaning set forth in the recitals.
"Permitted Transferee" shall mean (i) any Affiliate of the Stockholders, or (ii) any successor entity; provided that, in each case described in clauses (i) and (ii), only to the extent such transferee agrees to be bound by the terms of this Agreement in accordance with the provisions hereof (it being understood that

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any Transfer not made in accordance with the terms hereof shall be deemed not a Transfer to a Permitted Transferee).
"Person" shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.
“Piggyback Registration” shall have the meaning set forth in Section 4.1.
“Prospectus” means the prospectus included in a Shelf Registration Statement, all amendments and supplements to the Prospectus, including post-effective amendments, all material incorporated by reference or deemed to be incorporated by reference in such Prospectus and any Free Writing Prospectus.
“Providence” shall have the meaning set forth in the preamble.
“Providence Registrable Securities” shall mean all shares of CSRA Common Stock issued to Providence pursuant to the Merger Agreement; provided that such shares will continue to be Providence Registrable Securities in the hands of any Permitted Transferee thereof, and such shares will cease to be Providence Registrable Securities: (i) when they have been effectively registered or qualified for sale by prospectus filed under the Securities Act and disposed of in accordance with the registration statement covering them or (ii) when they have been sold to the public in accordance with Securities Act Rule 144 or other exemption from registration under the Securities Act.
“Registration Expenses” shall have the meaning set forth in Section 5.2.
“Representative” shall have the meaning set forth in the Merger Agreement.
"Rule 144" shall mean SEC Rule 144 under the Securities Act, as Rule 144 may be amended from time to time, or any similar successor rule that may be issued by the SEC.
"Rule 405" shall mean SEC Rule 405 under the Securities Act, as Rule 405 may be amended from time to time, or any similar successor rule that may be issued by the SEC.
“Rule 415” shall mean SEC Rule 415 under the Securities Act, as Rule 415 may be amended from time to time, or any similar successor rule that may be issued by the SEC.
“Rule 424” shall mean SEC Rule 424 under the Securities Act, as Rule 424 may be amended from time to time, or any similar successor rule that may be issued by the SEC.
"SEC" shall mean the Securities and Exchange Commission and any governmental body or agency succeeding to the functions thereof.
"Securities Act" shall mean the Securities Act of 1933 and the rules promulgated thereunder, in each case as amended from time to time, or any successor federal law then in force.
“Separation” shall have the meaning set forth in the Merger Agreement.
“Shelf Period” shall have the meaning set forth in Section 2.1.

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“Shelf Registration” means the registration of an offering of Stockholder Registrable Securities on a Form S-1 Shelf or a Form S-3 Shelf, as applicable, on a delayed or continuous basis under Rule 415 under the Securities Act, pursuant to Section 2.1.
“Shelf Registration Statement” shall have the meaning set forth in Section 2.1.
“Shelf Takedown” shall have the meaning set forth in Section 2.2.
“Shelf Takedown Notice” shall have the meaning set forth in Section 2.3.
“Stockholder Indemnitees” shall have the meaning set forth in Section 6.1.
"Stockholder Registrable Securities" shall mean the Providence Registrable Securities, the Volgenau Registrable Securities and the Management Registrable Securities, collectively.
“Stockholders” shall have the meaning set forth in the preamble.
"Transfer" shall mean any sale, pledge, assignment, encumbrance or other transfer or disposition of any Stockholder Registrable Securities (or any voting or economic interest therein) to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.
"Underwritten Offering" shall mean a bona fide underwritten registered public offering of any Stockholder Registrable Securities.
“Volgenau” shall have the meaning set forth in the preamble.
“Volgenau Registrable Securities” shall mean all shares of CSRA Common Stock issued to Volgenau pursuant to the Merger Agreement; provided that such shares will continue to be Volgenau Registrable Securities in the hands of any Permitted Transferee thereof, and such shares will cease to be Volgenau Registrable Securities: (i) when they have been effectively registered or qualified for sale by prospectus filed under the Securities Act and disposed of in accordance with the registration statement covering them or (ii) when they have been sold to the public in accordance with Securities Act Rule 144 or other exemption from registration under the Securities Act.

2.	REGISTRATIONS

2.1	Shelf Registration Statement
As soon as reasonably practicable after the Closing Date and in any event not later than seven (7) Business Days of the Closing Date, CSRA shall file a Registration Statement for a Shelf Registration on Form S-1 covering the resale of all Stockholder Registrable Securities on a delayed or continuous basis (the “Form S-1 Shelf”). In the event that CSRA becomes eligible to use Form S-3 under the Securities Act after twelve (12) calendar months following the Closing Date, CSRA shall use its commercially reasonable efforts to convert the Form S-1 Shelf to a Shelf Registration on Form S-3 (a “Form S-3 Shelf” and together with the Form S-1 Shelf, the “Shelf Registration Statement”). Subject to the terms of this Agreement, including any applicable Blackout Period, CSRA shall respond to any comments from the SEC as promptly as practicable and use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable after the filing thereof

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and shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until the date that all Stockholder Registrable Securities covered by such Registration Statement are no longer Stockholder Registrable Securities (the period during which CSRA shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act in accordance with this Section 2.1 the “Shelf Period”). CSRA shall notify the holders of Stockholder Registrable Securities named in the Shelf Registration Statement via facsimile or by email of the effectiveness of a Form S-1 Shelf promptly once CSRA telephonically confirms effectiveness with the SEC. CSRA shall file a final Prospectus with the SEC to the extent required by Rule 424. The “Plan of Distribution” section of such Shelf Registration Statement shall provide for all permitted means of disposition of Stockholder Registrable Securities requested in writing to be included therein by Providence including, if so requested in writing by Providence, firm commitment underwritten public offerings, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering.

2.2	Requests for Registration
Subject to Article 3 and the other terms and conditions of this Agreement, at any time during the Shelf Period Providence on behalf of the holders of Providence Registrable Securities may request to sell all or any portion of their Providence Registrable Securities in an offering that is registered pursuant to the Shelf Registration Statement (each, a “Shelf Takedown”). Providence may request CSRA to initiate up to five underwritten Shelf Takedowns. For the avoidance of doubt, there shall be no limit on resales by Providence pursuant to any Shelf Registration Statement that are not underwritten Shelf Takedowns. An offering using any such registration statement may be an Underwritten Offering if requested by Providence.

2.3	Shelf Takedown Notice
All requests for Shelf Takedowns shall be made only by Providence giving written notice to CSRA (a "Shelf Takedown Notice"). Each Shelf Takedown Notice shall specify the number of Providence Registrable Securities to be sold and the intended methods of disposition. Within one (1) Business Day after receipt of any Shelf Takedown Notice for an Underwritten Offering, CSRA shall give written notice of such requested underwritten Shelf Takedown (which notice shall state the material terms of such proposed Shelf Takedown, to the extent known) to all other holders of Stockholder Registrable Securities and, subject to the provisions of Section 2.4, shall include in such Shelf Takedown all Stockholder Registrable Securities with respect to which CSRA has received written requests for inclusion therein within two (2) Business Days after giving such notice; provided, that any such Stockholder Registrable Securities shall be sold subject to the same terms as are applicable to the Providence Registrable Securities. For the avoidance of doubt, a Shelf Takedown Notice may be given by Providence during a Blackout Period with such Shelf Takedown to occur immediately following the later of the expiration of the notice periods described in the preceding sentence or the next succeeding Business Day following expiration of the Blackout Period.

2.4	Priority on Shelf Registrations
CSRA shall not include in any Shelf Takedown any securities that are not Stockholder Registrable Securities without the prior written consent of Providence; which consent shall not be unreasonably withheld, conditioned or delayed. In any Underwritten Offering, if the managing underwriter(s) advises CSRA in writing that in its opinion the number of Stockholder Registrable Securities and, if permitted hereunder, other securities requested to be included in such Underwritten Offering exceeds the number of Stockholder

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Registrable Securities and other securities, if any, that can be sold therein in an orderly manner at a price that is acceptable to Providence, then CSRA shall include in such registration only such number of shares of CSRA Common Stock that in the opinion of the managing underwriter(s) can be sold in an orderly manner at a price that is acceptable to Providence, which shares shall be included in the following order of priority:

(a)
first, Providence Registrable Securities for which registration was requested, pro rata among holders of such Providence Registrable Securities on the basis of the number of Providence Registrable Securities owned by each such holder;

(b)
second, Volgenau Registrable Securities for which registration is requested, pro rata among the holders of Volgenau Registrable Securities on the basis of the number of Volgenau Registrable Securities owned by each such holder;

(c)
third, Management Registrable Securities for which registration is requested, pro rata among the holders of Management Registrable Securities on the basis of the number of Management Registrable Securities owned by each such holder;

(d)	fourth, any securities proposed to be registered by CSRA; and

(e)	fifth, any other securities proposed to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

2.5	Selection of Underwriters
Providence shall have the right to select the underwriter or underwriters to administer any Underwritten Offering in connection with a sale of Stockholder Registrable Securities pursuant to a Shelf Takedown from a list to be supplied by CSRA, which list shall include at least 5 nationally recognized investment banking firms. If Providence wishes to select a lead underwriter that is not on the list provided by CSRA, Providence may propose an alternative lead underwriter; provided however that if CSRA objects in good faith to such alternative lead underwriter, CSRA may require Providence to select a different alternative lead underwriter after good faith consultation with CSRA, and, for the avoidance of doubt, CSRA may not object to such different alternative lead underwriter.

2.6	Other Registration Rights
CSRA represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any Person with respect to any securities of CSRA other than this Agreement.

3.	RESTRICTIONS ON REGISTRATIONS

3.1	Restrictions on Registrations
CSRA will not be obligated to effect more than one underwritten Shelf Takedown in any 90 day period or more than three underwritten Shelf Takedowns in any 365 day period. CSRA shall not be obligated to effect any underwritten Shelf Takedown unless the reasonably anticipated gross proceeds from the sale of Providence Registrable Securities in such underwritten Shelf Takedown are $100 million. Notwithstanding anything in this Agreement to the contrary, no Stockholder Registrable Securities may be registered, offered,

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sold or otherwise transferred under, and CSRA shall not be required to maintain the effectiveness of, more than one registration statement with respect to Stockholder Registrable Securities at any time nor shall CSRA be required, beginning six months after the Closing Date, to maintain a Shelf Registration Statement once the fair market value of all Stockholder Registrable Securities is less than $200 million in the aggregate.

3.2	Right to Defer or Suspend Registrations
Notwithstanding anything to the contrary contained in this Agreement, CSRA shall be entitled, from time to time, by providing written notice, to require any holder of Stockholder Registrable Securities to suspend the use of any Prospectus for sales of Stockholder Registrable Securities during any Blackout Period. After the expiration of any Blackout Period and without any further request from Providence, CSRA to the extent necessary shall as promptly as reasonably practicable and, if Providence has delivered a Shelf Takedown Notice during any Blackout Period, the next succeeding Business Day following such expiration, prepare and file a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Stockholder Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.	PIGGYBACK REGISTRATIONS

4.1	Right to Piggyback
If CSRA proposes to register any of its CSRA Common Stock (whether or not in combination with any other equity or debt security or otherwise and whether or not in connection with a Shelf Registration) under the Securities Act (other than in connection with registration on Form S-4 or Form S-8 or any successor or similar forms, or relating solely to the sale of debt or convertible debt instruments) and the registration form to be used may be used for the registration of Stockholder Registrable Securities (a "Piggyback Registration"), CSRA shall give prompt written notice to the Stockholders of its intention to effect such a registration. Each such notice shall specify the approximate number of shares of CSRA Common Stock to be registered. Subject to Sections 4.2 and 4.3, if Stockholder Registrable Securities in the aggregate equal 2% or more of the outstanding shares of CSRA Common Stock, CSRA will include in such registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Stockholder Registrable Securities with respect to which CSRA has received a written request from any Stockholder for inclusion therein within 10 days after the delivery of such notice; provided that (i) each seller must sell its Stockholder Registrable Securities to the underwriter or underwriters selected by CSRA in connection with such offering on the same terms and conditions as apply to CSRA and (ii) if, at any time after giving notice to the relevant Stockholder of its intention to effect such registration, CSRA shall determine for any reason not to register any of its CSRA Common Stock under the Securities Act, CSRA shall give notice to the relevant Stockholder and thereupon shall be relieved of its obligation to register any Stockholder Registrable Securities in connection with such registration and, except for the obligation to pay Registration Expenses pursuant to Section 5.2 CSRA shall have no liability to the holders of Stockholder Registrable Securities in connection with such termination or withdrawal. CSRA shall have the right to select the underwriter or underwriters to administer any underwritten offering in connection with such registration and related offering.

4.2	Priority on Primary Registrations

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If a Piggyback Registration is an underwritten primary registration on behalf of CSRA, and the managing underwriter(s) advises CSRA that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering in an orderly manner at a price that is acceptable to CSRA, CSRA will include in such registration only such number of shares of CSRA Common Stock that in the opinion of the managing underwriter(s) can be sold in an orderly manner at a price that is acceptable to CSRA, which shares shall be included in the following order of priority:

(f)	first, the shares of CSRA Common Stock CSRA proposes to sell,

(g)
second, Stockholder Registrable Securities requested to be included in such registration, pro rata among the holders of such Stockholder Registrable Securities on the basis of the number of Stockholder Registrable Securities owned by such holder, and

(h)	third, any other shares of CSRA Common Stock requested to be included in such registration.

4.3	Priority on Secondary Registrations
If a Piggyback Registration is an underwritten secondary registration on behalf of holders of CSRA Common Stock (other than the holders of Stockholder Registrable Securities), and the managing underwriter(s) advises CSRA in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering in an orderly manner at a price that is acceptable to CSRA, CSRA will include in such registration only such number of shares of CSRA Common Stock that in the opinion of the managing underwriter(s) can be sold in an orderly manner at a price that is acceptable to CSRA, which shares shall be included in the following order of priority:

(a)	first, the shares of CSRA Common Stock requested to be included therein by the applicable holders requesting registration, and

(b)
second, the Stockholder Registrable Securities requested to be included in such registration pro rata among the holders of such Stockholder Registrable Securities on the basis of the number of Stockholder Registrable Securities owned by such holder, and

(c)	third, any other shares of CSRA Common Stock requested to be included in such registration.

5.	REGISTRATION AND COORDINATION GENERALLY

5.1	Registration Procedures
Without limiting its obligations in Section 2.1, CSRA will:

(i)
notify the relevant Stockholders of (i) the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (ii) the receipt by CSRA or its counsel of any notification with respect to the suspension of the qualification of Stockholder Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iii) the effectiveness of each registration statement filed hereunder;

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(j)
prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary (i) in the case of a Shelf Registration, to keep such registration statement updated and effective until such time that all Stockholder Registrable Securities have been disposed of in accordance with the intended methods of disposition by such holder thereof set forth in such registration statement and (ii) to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

(k)
furnish to the relevant Stockholders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents the relevant Stockholders may reasonably request in order to facilitate the disposition of Stockholder Registrable Securities;

(l)
use its commercially reasonable efforts to register or qualify such Stockholder Registrable Securities under such other securities or blue sky laws of such jurisdictions as the relevant Stockholders reasonably request (provided that CSRA will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in respect of doing business in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(m)
promptly notify the relevant Stockholders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of the relevant Stockholders, CSRA will prepare and furnish to the relevant Stockholders a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the prospective purchasers of such Stockholder Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(n)	cause all such Stockholder Registrable Securities to be listed or quoted on each securities exchange on which similar securities issued by CSRA are then listed or quoted;

(o)	provide a transfer agent and registrar for all such Stockholder Registrable Securities not later than the effective date of such registration statement;

(p)
enter into such customary agreements (including underwriting agreements in customary form) and perform CSRA's obligations thereunder and take all such other actions as the relevant Stockholders or the managing underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Stockholder Registrable Securities;

(q)	in the case of an Underwritten Offering, make available for inspection by the relevant Stockholders, any managing underwriter participating in any disposition pursuant to such registration statement

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and any attorney or accountant retained by the relevant Stockholders or any managing underwriter, all material financial and other records and pertinent corporate and business documents of CSRA as will be reasonably necessary to enable them to exercise their due diligence responsibilities; provided that the relevant Stockholders, any such managing underwriter, attorney or accountant will enter into a confidentiality agreement satisfactory to CSRA;

(r)
in the case of an Underwritten Offering, cooperate and participate as reasonably requested by the relevant Stockholders or the managing underwriter(s) in road show presentations or other customary selling efforts, in the preparation of the registration statement, each amendment and supplement thereto, the prospectus included therein, and other activities as the relevant Stockholders or the managing underwriter(s) may reasonably request in order to facilitate the disposition of Stockholder Registrable Securities;

(s)
take all reasonable actions to ensure that any prospectus or Free Writing Prospectus utilized in connection with any Shelf Registration or Piggyback Registration hereunder (i) complies in all material respects with the Securities Act, (ii) is filed in accordance with the Securities Act to the extent required thereby and is retained in accordance with the Securities Act to the extent required thereby, (iii) when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) in the case of such prospectus or Free Writing Prospectus (when taken together with the related prospectus), will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(t)
otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first day of CSRA's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(u)
in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, CSRA will use its commercially reasonable efforts to promptly obtain the withdrawal of such order;

(v)
in the case of an Underwritten Offering, use its commercially reasonable efforts to obtain one or more comfort letters, signed by CSRA's independent public accountants in the then-current customary form and covering such matters of the type customarily covered from time to time by comfort letters as the managing underwriter(s) reasonably requests;

(w)
in the case of an Underwritten Offering, use its commercially reasonable efforts to provide a legal opinion and negative assurance letter of CSRA's outside counsel, addressed to the managing underwriters, with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in the then-current customary form and covering such matters of the type

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customarily covered from time to time by legal opinions and negative assurance letters of such nature;

(x)
cooperate with the sellers of Stockholder Registrable Securities covered by the registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates, if any (not bearing any restrictive legends), representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or such holders may request;

(y)
notify counsel for the relevant Stockholders and the managing underwriter(s), if any, promptly, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(z)
use its commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus;

(aa)
in the case of an Underwritten Offering, if requested by the managing underwriter(s) or by the relevant Stockholders, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) or the relevant Stockholders reasonably requests to be included therein, including, with respect to the number of Stockholder Registrable Securities being sold by each holder to such underwriter, the purchase price being paid therefor by such underwriter and with respect to any other terms of the underwritten offering of Stockholder Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment; and

(bb)
in the case of an Underwritten Offering, cooperate with the relevant Stockholders and each managing underwriter participating in the disposition of such Stockholder Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

CSRA may require the Stockholders to furnish in writing to CSRA such information relating to the sellers of Stockholder Registrable Securities and the sale or registration of Stockholder Registrable Securities by the Stockholders and the distribution thereof as CSRA may from time to time reasonably request in writing. In the event of a Piggyback Registration, if within 10 days of the receipt of a written request from CSRA, the Stockholders fail to provide to CSRA any information relating to the Stockholders that is required by applicable law to be disclosed in any registration statement, CSRA may exclude the Stockholders' Stockholder Registrable Securities from such registration statement.

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If any registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of CSRA and if in such holder's sole and exclusive judgment, such holder is or might be deemed to be an underwriter or a controlling person of CSRA, such holder shall have the right to require the insertion therein of language, in form and substance satisfactory to such holder and presented to CSRA in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of CSRA's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of CSRA.

5.2	Registration Expenses
All reasonable fees and expenses incurred in the performance of or compliance with this Agreement by CSRA including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the SEC, all applicable securities exchanges and/or FINRA and (B) of compliance with securities or blue sky laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities pursuant to Section 5.1(d)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter(s), if any, or by a holder making a Shelf Registration with respect to such offering), (iii) messenger, telephone and delivery expenses of the Issuer, (iv) fees and disbursements of counsel for CSRA, (v) expenses of CSRA incurred in connection with any road show, (vi) fees and disbursements of all independent registered public accounting firms referred to in Section 5.1(n) hereof (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other persons, including special experts retained by CSRA and (vii) fees and disbursements of separate counsel for Providence if it participating in the offering (which counsel shall be selected by such participating Holders) shall be borne by CSRA whether or not any Registration Statement is filed or becomes effective. In addition, CSRA shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by CSRA are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by CSRA.

5.3	Participation in Underwritten Offerings; Suspension of Dispositions

(a)
No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no holder of Stockholder Registrable Securities will be required to sell more than the number of Stockholder Registrable Securities that such holder has requested CSRA to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) cooperates with CSRA's reasonable requests in connection with such registration.

(b)	Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from CSRA of the happening of any event of the kind described in Section 5.1(e) above,

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such Person will forthwith discontinue the disposition of its Stockholder Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 5.1(e), as the case may be. In the event CSRA shall give any such notice, the applicable time period mentioned in Section 5.1(b) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Stockholder Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5.1(e).

5.4	Current Information; Rule 144 Reporting
At all times after the date of this Agreement, CSRA will timely file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder at any time when CSRA is subject to such reporting requirements (or, if CSRA is not required to file such reports, it will, upon the request of Providence, make publicly available such information as necessary to permit sales of Stockholder Registrable Securities pursuant to Rule 144), all to the extent required to enable the Stockholders to sell Stockholder Registrable Securities pursuant to Securities Act Rule 144.

6.	INDEMNIFICATION

6.1	Indemnification by CSRA
CSRA agrees to: (a) indemnify and hold harmless, to the fullest extent permitted by law, the Stockholders and, as applicable, their respective officers, directors, trustees, employees, unitholders, holders of beneficial interests, members, general and limited partners, agents and representatives and each Person who controls the Stockholders or such holder (within the meaning of the Securities Act) (collectively, "Stockholder Indemnitees") against any and all losses, claims, actions, damages, liabilities and expenses (including reasonable attorney's fees and expenses), to which the Stockholders or any such holder or Stockholder Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, result from or are based upon (i) any untrue or alleged untrue statement of material fact contained in any registration statement of CSRA under the Securities Act that covers any Stockholder Registrable Securities pursuant to this Agreement, or prospectus or preliminary prospectus or any amendment thereof or supplement thereto relating to Stockholder Registrable Securities, together with any documents incorporated therein by reference, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading; and (b) reimburse the Stockholders and each such holder and Stockholder Indemnitee for any legal or any other expenses as incurred, including any amounts paid in any settlement effected with the consent of CSRA, which consent will not be unreasonably withheld or delayed, reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that CSRA shall not be liable in any such case to the extent that any such loss, claim, action, damage, liability or expense (or action or proceeding in respect thereof) arises out of, results from or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement

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thereto, in reliance upon, and in conformity with, written information prepared and furnished to CSRA by or on behalf of such holder with respect to such holder expressly for use therein.

6.2	Indemnification by Holders of Stockholder Registrable Securities
In connection with any registration statement in which a holder of Stockholder Registrable Securities is participating, each such holder will furnish to CSRA in writing such information as CSRA reasonably requests for use in connection with any such registration statement, prospectus, preliminary or prospectus and, to the extent permitted by law, will indemnify and hold harmless, severally and not jointly, CSRA and its officers, directors, employees, agents, representatives, trustees and each Person who controls CSRA (within the meaning of the Securities Act) (collectively, the "CSRA Indemnitees") against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses) to which CSRA or any such CSRA Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, result from or are based upon (a) any untrue or alleged untrue statement of material fact contained in any registration statement of CSRA under the Securities Act that covers any Stockholder Registrable Securities pursuant to this Agreement, or prospectus, preliminary prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto relating to Stockholder Registrable Securities, together with any documents incorporated therein by reference, or (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, preliminary prospectus or Free Writing Prospectus, in the light of the circumstances under which they were made) not misleading, but, in the case of each of (a) and (b), only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, any such prospectus, preliminary prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto, together with any documents incorporated therein by reference, in reliance upon and in conformity with written information prepared and furnished to CSRA by or on behalf of such holder with respect to such holder expressly for use therein. In addition, such holder will reimburse CSRA and each such CSRA Indemnitee for any legal or any other expenses as incurred including any amounts paid in any settlement effected with the consent of such holder, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding. The liability of any holder of Stockholder Registrable Securities shall be several and not joint and shall be limited to the net proceeds after underwriting commissions and discounts (but before any taxes and expenses which may be payable by such holder) received by such holder from the sale of Stockholder Registrable Securities covered by such registration statement, less any other amounts paid by such holder to CSRA and each such CSRA Indemnitee in respect of such untrue statement, alleged untrue statement, omission or alleged omission.

6.3	Procedure
Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually prejudiced by such failure to give such notice), and (b) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by

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the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

6.4	Entry of Judgment; Settlement
The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

6.5	Contribution
If the indemnification provided for in this Article 6 is, other than expressly pursuant to its terms, unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of CSRA on the one hand and of the sellers of Stockholder Registrable Securities and any other sellers participating in the registration statement on the other hand in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the sellers of Stockholder Registrable Securities and any other sellers participating in the registration statement shall be deemed to be the total net proceeds from the offering (before deducting expenses) to the sellers of Stockholder Registrable Securities and any other sellers participating in the registration statement. The relative fault of CSRA on the one hand, and of the sellers of Stockholder Registrable Securities and any other sellers participating in the registration statement on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged statement or omission to state a material fact relates to information supplied by CSRA or by the sellers of Stockholder Registrable Securities or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
CSRA and the sellers of Stockholder Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Article 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article 6, no seller of Stockholder Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by the Stockholders from the sale of Stockholder Registrable Securities covered by the registration statement filed pursuant hereto, less any other amounts paid by the Stockholders in respect of such untrue statement, alleged untrue statement, omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

15

Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.6	Other Rights
The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Stockholder Registrable Securities and the termination or expiration of this Agreement.

6.7	Survival
The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, agent or employee and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such indemnified party, and will survive the transfer of securities.

7.	MISCELLANEOUS

7.1	Term
This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of: (a) its termination by the written consent of the parties hereto or their respective successors in interest; (b) the date on which Stockholder Registrable Securities comprise fewer than 2% of the outstanding shares of CSRA Common Stock; or (c) the dissolution, liquidation or winding up of CSRA.

7.2	No Inconsistent Agreements
CSRA will not hereafter grant any registration rights with respect to its securities that violate or are materially more favorable than the rights granted to the holders of Stockholder Registrable Securities in this Agreement.

7.3	Remedies
The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies at law or in equity existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

7.4	Rules of Construction
Capitalized terms used in this Agreement that are not defined in Section 1.1 have the meanings specified elsewhere in this Agreement. Defined terms used in this Agreement in the singular shall import the plural and vice versa. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Sections shall be deemed to be references to Sections

16

of this Agreement unless the context shall otherwise require. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Any statute or laws defined or referred to herein shall include any rules, regulations or forms promulgated thereunder from time to time and as from time to time, amended, amended and restated, modified or supplemented, including by succession of comparable rules, regulations or forms. Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, amended and restated, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Any reference to the number of shares of capital stock of CSRA means such shares of capital stock of CSRA as appropriately adjusted to give effect to any share combinations or exchanges, restructuring or other recapitalizations of CSRA or its capital structure. Any reference herein to the holder of a particular class or series of capital stock of CSRA shall be a reference to such Person solely in its capacity as a holder of that particular class or series of such capital stock of CSRA.

7.5	Amendment and Waiver
This Agreement may be amended, modified, extended, terminated or waived (an "Amendment"), and the provisions hereof may be waived, only by an agreement in writing signed by CSRA and Providence. Each such Amendment shall be binding upon each party hereto. In addition, each party hereto may waive any right hereunder, as to itself, by an instrument in writing signed by such party. The failure of any party to enforce any provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. To the extent the Amendment of any Section of this Agreement would require a specific consent pursuant to this Section 7.5, any Amendment to the definitions used in such Section as applied to such Section shall also require the same specified consent.

7.6	Successors and Assigns; Permitted Transferees
This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Stockholder Registrable Securities shall cease to be Stockholder Registrable Securities after any Transfer to any Person other than a Permitted Transferee. Prior to the Transfer of any Stockholder Registrable Securities to any Permitted Transferee, and as a condition thereto, each Stockholder proposing to effect such Transfer shall cause such Permitted Transferee to deliver to CSRA its written agreement, in form and substance reasonably satisfactory to CSRA, to be bound by the terms and conditions of this Agreement.

7.7	Severability
Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in

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any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

7.8	Counterparts
This Agreement may be executed in separate counterparts (including by means of facsimile or electronic transmission in portable document format), each of which shall be an original and all of which taken together shall constitute one and the same Agreement.

7.9	Descriptive Headings; No Strict Construction
The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and have participated jointly in the drafting of this Agreement and, therefore, waive the application of any law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

7.10	Notices
Any notices and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally, (b) sent by facsimile, or (c) sent by overnight courier, in each case, addressed as follows:

CSRA Inc.
3170 Fairview Park Drive
Falls Church, Virginia 22042
Attention:    General Counsel
Facsimile No.:    (703) 849-1004
with copies to (which shall not constitute notice):
Allen & Overy LLP
1221 Avenue of the Americas
New York, NY 10020
Attention: Peter Harwich
and
Providence Equity Partners VI LP and Providence Equity Partners VI-A LP:
Providence Equity Partners
50 Kennedy Plaza
Providence, RI 02903
Attention:    Roman A. Bejger, Esq., General Counsel
Facsimile No.:    (401) 751-1157
Email:         r.bejger@provequity.com
with a copy to (which shall not constitute notice):

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Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attention: Margaret Davenport
and
Dr. Ernst Volgenau and EVSH LLC
c/o Gibson, Dunn & Crutcher LLP
1050 Connecticut Avenue, N.W.
Washington, DC 20036-5306
Attention:    Stephen I. Glover
Facsimile No.:    +1 202.530.9598
Email:        SIGlover@gibsondunn.com
with a copy to (which shall not constitute notice):
Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attention: Margaret Davenport
If to any other Person, to it at the address set forth in the records of CSRA.
Notice to the holder of record of any capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.
Unless otherwise specified herein, such notices or other communications shall be deemed effective (x) on the date received, if personally delivered, (y) on the date received if delivered by facsimile on a Business Day, or if not delivered on a Business Day, on the first Business Day thereafter, and (z) two Business Days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

7.11	Electronic Delivery
This Agreement and any signed agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or electronic mail, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

7.12	Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL

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(a)
All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Agreement, even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(b)
The Parties agree that jurisdiction and venue in any action brought by any Party pursuant to this Agreement shall properly lie exclusively in the United States District Court for the Southern District of New York or any court of the State of New York and any federal or state court located in the State of New York from which appeal therefrom validly lies. By execution and delivery of this Agreement, each Party irrevocably submits to the jurisdiction of such courts for itself and in respect of its property with respect to such action. The Parties irrevocably agree that venue would be proper in such court, and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action. The Parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

(c)
AS A SPECIFICALLY BARGAINED INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (WITH EACH PARTY HAVING HAD OPPORTUNITY TO CONSULT COUNSEL), EACH OF THE PARTIES EXPRESSLY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY ACTION OR PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OTHER TRANSACTION DOCUMENT, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR PROCEEDING, AND ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY ACTION OR PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OTHER TRANSACTION DOCUMENT SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

7.13	Exercise of Rights and Remedies
No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

7.14	Dilution
If, from time to time, there is any change in the capital structure of CSRA by way of a split, dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or

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by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized, as of the date first written above.

CSRA INC.
By: /s/ Kevin M. Libby
Name:    Kevin M. Libby
Title:    Assistant Treasurer

[Signature Page to Registration Rights Agreement]

DR. ERNST VOLGENAU
By: /s/ Ernst Volgenau
Name: Ernst Volgenau

EVSH LLC
By: /s/ Ernst Volgenau
Name: Ernst Volgenau

PROVIDENCE EQUITY PARTNERS VI L.P.
By: Providence Equity GP VI L.P., its general partner

By: Providence Equity Partners VI L.L.C., its general partner

By: /s/ Christopher Ragona
Name: Christopher Ragona
Title: Managing Director

PROVIDENCE EQUITY PARTNERS VI-A L.P.
By: Providence Equity GP VI L.P., its general partner

By: Providence Equity Partners VI L.L.C., its general partner

By: /s/ Christopher Ragona
Name: Christopher Ragona
Title: Managing Director

[Signature Page to Registration Rights Agreement]

Schedule A to Registration Rights Agreement

CFIG SRA Co-Investment SPV, LLC	Heckman, Robert	Steger, Catherine
Ballhaus, William	Herndon, Chris	Stenzler, Jacob
Milestone Trust	Hirsch, Donald	Toner, Michael
DiPentima, Renato	Hogan, Anna	Yoshida, Kathleen
Adler, Mark	Hutton, Thomas
Ambrose, Sandra	Hyde, Steve
Aone, Chinatsu	Johnson, Scott
Atkin, Timothy	Johnson, Wallace
Balcke, Bill	Jones, James
Barnette, Mark	Keffer, David
Batsakis, George	Krasinkski, Katie
Bautista, Paul	Kurzhals, Eric
Becker, Robert	Levy, John
Bennett, Scott	Lewis, Erica
Brundidge, Gregory	Ludecke, John
Bryden, Andrew	Major, Susan
Burke, Joseph	Maloney, John
Cardarelli, Mike	Martin, Bryan
Casola, Bill	McCants, Robert
Castillo, Susan	McClave, James
Choi, Doyle	Michl, Brian
Connel, Mark	Miller, Rebecca
Cox, David	Mitchell, Courtney
Crespin, Emily	Modica, Matthew
Cress, Jeffrey	Morris, Todd
Crome, Constance	Mutryn, David
Cross, Brian	Narang, Kamal
Crotty, Charles	Nedzbala, Paul
Curtis, Jim	Niehaus, William
Day, Tim	Nixon, Clyde
Deitz, Allen	Olsen, John
Dilosa, Vincent	Page, David
Donohue, Anne	Patrick, John
Dussek, Gil	Polk, Bryan
Engelhart, Michele	Popular-Lawhorn, Karen
Enicks, Jim	Ramadan, Walid
Fisher, David	Readyhough, Joe
Foster, Chad	Reing, John
Gieseman, David	Ribel, Jeff
Ginevan, Mark	Ronis, Lorri
Glass, Lee	Rue, David
Goldberg, Steven	Sakowitz, Judith
Golinvaux, Theresa	Shartle, Frank